Subsequent events	12 Months Ended
Mar. 31, 2019
Subsequent events
Subsequent events

25           Subsequent events

On June 4, 2019, the Company's Board of Directors (the "Board") received a non-binding proposal letter from CGL, pursuant to which CGL proposes to combine the businesses of CGL and the Company, by way of a statutory merger (the "CGL Proposal"). CGL will issue approximately 2,497.9 million ordinary shares at an issue price of SGD0.5 per ordinary share in exchange for all of the outstanding ordinary shares of the Company at US$7.50 per ordinary share. Upon completion of the proposed transaction, the Company's ordinary shares will be delisted from the New York Stock Exchange and the CGL ordinary shares will continue to trade on Singapore Exchange.

On June 5, 2019, in response to the non-binding proposal letter received from CGL, the Board formed a special committee of independent directors who are not affiliated with CGL (the "Special Committee") to evaluate the CGL Proposal. As of the date of this report, the Special Committee is still considering and evaluating the proposal by CGL, but it has not made any decision regarding the CGL Proposal.

On or about June 26, 2019, an originating summons was filed in the Grand Court of the Cayman Islands, Financial Services Division naming the Company and certain directors thereof in connection with the CGL Proposal. The proceeding is captioned Jayhawk Capital Management, L.L.C., JHMS Fund, LLC and Kent C. McCarthy v. Global Cord Blood Corporation, Mark D. Chen, Jennifer Weng and Ken Lu, FSD Cause No. 122 of 2019 (RMJ), and challenges the CGL Proposal and alleges, among other things, that the consideration to be paid in such proposal is inadequate, as is the process by which the proposal is being evaluated due to the alleged lack of independence of certain members of the Special Committee. The proceeding seeks, among other relief, to enjoin defendants from consummating the CGL Proposal and to direct defendants to revoke the appointment of such members of the Special Committee. The summonses have been served on the Company and an initial hearing in the case was held on July 17, 2019. During the said hearing, the Court adjourned the plaintiffs’ application for interlocutory reliefs in view of certain undertakings to be provided by the defendants and ordered that the parties shall endeavor to agree to directions for the originating summons. The Company has reviewed the allegations contained in the summons and believes they are without merit. The Company intends to defend the litigation vigorously.